Exhibit 3.1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526 Notice of Articles BUSINESS CORPORATIONS ACT CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies KATHLEEN ASSAF This Notice of Articles was issued by the Registrar on: September 16, 2026 12:01 AM Pacific Time Incorporation Number: C1607827 Recognition Date and Time: Continued into British Columbia on September 16, 2026 12:01 AM Pacific Time NOTICE OF ARTICLES Name of Company: DARKHORSE TECHNOLOGIES INC. REGISTERED OFFICE INFORMATION Mailing Address: 15TH FLOOR, 1111 WEST HASTINGS STREET VANCOUVER BC V6E 2J3 CANADA Delivery Address: 15TH FLOOR, 1111 WEST HASTINGS STREET VANCOUVER BC V6E 2J3 CANADA RECORDS OFFICE INFORMATION Mailing Address: 15TH FLOOR, 1111 WEST HASTINGS STREET VANCOUVER BC V6E 2J3 CANADA Delivery Address: 15TH FLOOR, 1111 WEST HASTINGS STREET VANCOUVER BC V6E 2J3 CANADA Page: 1 of 3

DIRECTOR INFORMATION Last Name, First Name, Middle Name: Dent, Marcus Mailing Address: *** BUTTE MT *** UNITED STATES Delivery Address: *** BUTTE MT *** UNITED STATES Last Name, First Name, Middle Name: Kalbfleisch, Kurt Mailing Address: *** LAKESIDE CA *** UNITED STATES Delivery Address: *** LAKESIDE CA *** UNITED STATES Last Name, First Name, Middle Name: Block, Joel Mailing Address: *** NEWPORT BEACH CA *** UNITED STATES Delivery Address: *** NEWPORT BEACH CA *** UNITED STATES Last Name, First Name, Middle Name: Hanley, Timothy Mailing Address: *** NAPLES FL *** UNITED STATES Delivery Address: *** NAPLES FL *** UNITED STATES Last Name, First Name, Middle Name: Gates, Nicholas Mailing Address: *** HOUSTON TX *** UNITED STATES Delivery Address: *** HOUSTON TX *** UNITED STATES AUTHORIZED SHARE STRUCTURE 1. No Maximum Common Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 2 of 3

2. No Maximum Preferred Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 1. No Maximum Series H Preferred Special Rights or Restrictions are attached 2. No Maximum Series I Preferred Special Rights or Restrictions are attached Page: 3 of 3